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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 1998

                                Noel Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    0-1973                          13-2649262
---------------               -----------                    ------------------
(State or other               (Commission                      (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
 incorporation)

        667 Madison Avenue, New York, New York                   10021
        --------------------------------------                   -----
        (Address of principal executive offices)            (zip code)

       Registrant's Telephone Number, including Area Code: (212) 371-1400

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               On June 8, 1998, pursuant to a Stock Purchase Agreement of the same date (the "Purchase Agreement") by and between Brynwood Partners III L.P. ("Brynwood") and Noel Group, Inc. ("Noel"), Noel sold to Brynwood 3,569,755 shares (the "Shares") of the common stock, par value $.01 per share (the "Common Stock"), of Lincoln Snacks Company ("Lincoln") at a price of $2.00 per share or $7,139,510 in the aggregate. The purchase price was paid in cash ($4,500,000) and by delivery of Brynwood's 6% promissory note ($2,639,510), secured by a pledge of the Shares and payable July 23, 1998. The Shares represent approximately 56% of Lincoln's outstanding Common Stock. Following the sale of the Shares to Brynwood, Noel continued to hold 200,000 shares (approximately 3%) of Lincoln Common Stock (the "Retained Shares").

               On June 8, 1998, Noel and Brynwood also entered into an agreement pursuant to which Noel agreed to sell to Brynwood and Brynwood agreed to purchase from Noel, at a price of $2.00 per share, all of the Retained Shares with respect to which Noel does not have outstanding on or before July 23, 1998, any call options or similar obligations. The sale of any such Retained Shares to Brynwood is to close not later than July 30, 1998.

               The sale was made pursuant to the Plan of Complete Liquidation and Dissolution adopted by Noel's Board of Directors on May 21, 1996 and approved by the shareholders at a Special Meeting of Shareholders held on March 19, 1997.

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

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial statements of business acquired.  Not Applicable.

(b) Pro forma financial information. No pro forma financial information is required pursuant to Article 11 of Regulation S-X.

(c)            Exhibits

               2.1 Plan of Complete Liquidation and Distribution (incorporated by reference to Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

               2.2 Stock Purchase Agreement dated June 8, 1998 by and between Brynwood Partners III L.P. and Noel Group, Inc.

               2.3 Letter Agreement dated June 8, 1998 by and between Brynwood Partners III L.P. and Noel Group, Inc.

               2.4     Promissory Note and Pledge Agreement dated June 8, 1998.

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NOEL GROUP, INC.
                                             (Registrant)

Dated:  June 19, 1998                        By:/s/ Todd K. West
                                                ________________________________
                                                Todd K. West
                                                Vice President-Finance,
                                                Chief Financial Officer,
                                                Secretary and Treasurer






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                                  EXHIBIT INDEX

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        Exhibit
        Number         Description
        ------         -----------
        2.1 Plan of Complete Liquidation and Distribution (incorporated by reference to Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

        2.2 Stock Purchase Agreement dated June 8, 1998 by and between Brynwood Partners III L.P. and Noel Group, Inc.

        2.3    Letter Agreement dated June 8, 1998 by and between Brynwood Partners III L.P.
               and Noel Group, Inc.

        2.4    Promissory Note and Pledge Agreement dated June 8, 1998.

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